UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2014

MOBILE LADS CORP.

(Exact name of registrant as specified in charter)

Nevada	333-180459	42-1774611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Ducie Street, Manchester, United Kingdom (Address of principal executive offices)	M1 2JQ (Zip Code)

(786) 404-1183

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01        Other Events.

On March 12, 2014, the Board of Directors of Mobile Lads Corp. (the “Company”) as well as a majority of the Company’s shareholders voted to effect a 55 for 1 forward split of the Company’s common stock (the “Forward Split”).  The Company has filed a Certificate of Amendment with the Nevada Secretary of State with an effective date of March 31, 2014.

FINRA approved the Forward Split on March 20, 2014.  The Forward Split will take effect at the open the market on March 31, 2014.  The Company’s new trading will be MOBOD for a period of 20 business days, after which the symbol will revert back to MOBO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE LADS CORP.

Date: March 24, 2014	By:	/s/ Iouri Baltchougov
Iouri Baltchougov, President & C.E.O.